10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.


Fund
Municipal Bond Fund
Security
Puerto Rico Sales Tax Financing Corporation
Sales Tax Revenue Bonds, Series 2007A
Advisor
EIMCO
Transaction
 Date
7/13/07
Cost
$5,000,000
Offering Purchase
1.87%
Broker
Goldma, Sachs &Co.
Underwriting
Syndicate Members
Lehman Brothers
A.G. Edwards
Banc of America Securities, LLC
Wachovia Bank, N.A.


Fund
Municipal Bond Fund
Security
Charlotte-Mecklenburg Hospital Authority
Series 2007A
Advisor
EIMCO
Transaction
 Date
8/10/07
Cost
$5,235,000
Offering Purchase
2.46%
Broker
Banc of America
Underwriting
Syndicate Members
Citigroup
Wachovia Bank


Fund
Municipal Bond Fund
Security
New York State Thruway Authority
General Revenue Bonds Series H
Advisor
EIMCO
Transaction
 Date
10/3/07
Cost
$5,000,000
Offering Purchase
0.49%
Broker
Citigroup Global Mkts
Underwriting
Syndicate Members
J.P. Morgan Securities Inc.
Raymond James & Associates
UBS Securities
Wachovia Bank, N.A.


Fund
Municipal Bond Fund
Security
Buckeye Tobacco Settlement Financing
Authority Tobacco Settlement Asset-Backed
Bonds Series 2007
Advisor
EIMCO
Transaction
 Date
10/24/07
Cost
$27,500
Offering Purchase
0.50%
Broker
Banc of America Secs
Underwriting
Syndicate Members
UBS Securities
Lehman Brothers
RBC Capital Markets
A.G. Edwards, Inc.


Fund
Municipal Bond Fund
Security
Maryland Health and Higher Education Facilities
Authority
Advisor
EIMCO
Transaction
 Date
2/8/08
Cost
$6,500,000
Offering Purchase
2.49%
Broker
Merrill Lynch & Co
Underwriting
Syndicate Members
Merrill Lynch & Co
Banc of America Securities
Wachovia Securities
Ferris, Baker Watts, Inc.


Fund
Municipal Bond Fund
Security
Puerto Rico Aqueduct and Sewer Authority Revenue Bonds,
Series A
Advisor
EIMCO
Transaction
 Date
3/10/08
Cost
$10,000,000
Offering Purchase
0.77%
Broker
Citigroup
Underwriting
Syndicate Members
Citi
Bear Stearns & Co
Morgan Stanley
Wachovia Capital Markets, LLC

Fund
Municipal Bond Fund
Security
Triborough Bridge and Tunnel Authority
Advisor
EIMCO
Transaction
 Date
3/14/08
Cost
$8,000,000
Offering Purchase
0.74%
Broker
Lehman Brothers
Underwriting
Syndicate Members
Lehman Brothers
UBS Investment Bank
Bear Stearns & Co
Wachovia Bank, N.A

Fund
Municipal Bond Fund
Security
State of California
Advisor
EIMCO
Transaction
 Date
4/11/08
Cost
10,000,000
Offering Purchase
0.77%
Broker
Lehman Brothers
Underwriting
Syndicate Members
Morgan Stanley
E.J. De La Rosa & Co., LLC
JP Morgan
Wachovia Bank, National Association

Fund
Short Intermediate Muni Fund
Security
North Carolina Eastern Municipal Power Agency
Advisor
EIMCO
Transaction
 Date
4/30/08
Cost
$3,000,000
Offering Purchase
0.70%
Broker
CitiGroup
Underwriting
Syndicate Members
Citi
Merrill Lynch &Co
UBS Investment Bank
Wachovia Bank, NA

Fund
Short Intermediate Muni Fund
Security
Piedmont Muni Pwr
Advisor
EIMCO
Transaction
 Date
5/2/08
Cost
$5,000,000
Offering Purchase
2.42%
Broker
Goldman Sachs & Co
Underwriting
Syndicate Members
Goldman, Sachs & Co.
Merrill Lynch & Co
Lehman Brothers
Wachovia Bank, NA